SUPPLEMENTAL CASH FLOW INFORMATION	12 Months Ended
Dec. 31, 2015
SUPPLEMENTAL CASH FLOW INFORMATION
SUPPLEMENTAL CASH FLOW INFORMATION

13. SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow disclosures (in thousands):

	Year Ended December 31,
	2015	2014	2013
Cash paid for interest	$—	$—	$ 7,762
Cash paid for income taxes, net	$ 8,902	$ 3,412	$ 13,599

At December 31, 2015 and 2014 non-cash investing items from continuing operations included $0.2 million and $1.8 million, respectively, of property and equipment that was not yet paid for and was included in accounts payable and other liabilities in the Company’s consolidated balance sheets. During the year ended December 31, 2013, in accordance with the FTD Spin-Off Transaction, the Company made a non-cash distribution to stockholders through a tax-free dividend, which reduced the Company’s stockholders’ equity by $277.3 million.